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                                                                   Exhibit 10.7

                               AMENDMENT NO. 4 TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into effective as of December 7, 1998 (this "Amendment") by and between Cypros Pharmaceutical Corporation, a California corporation (the "Company") and Paul J. Marangos ("Executive"). The Company and Executive are hereinafter collectively referred to as the "Parties," and individually referred to as "Party."

         For good and valuable consideration, receipt of which is hereby acknowledged by the Company and Executive, the Parties, intending to be legally bound, agree that Section 3 and Section 4 of the Agreement is hereby amended and restated in its entirety as follows:

"3.      TERM OF EMPLOYMENT.

         3.1. Subject to earlier termination as provided in this Agreement, Executive shall be employed pursuant to the terms of this Agreement for a term beginning September 1, 1992 and expiring at midnight on August 31, 2001. After the expiration of such term, this Agreement shall continue from month to month in the absence of written notice to the contrary from either Party to the other."

"4.      COMPENSATION OF EXECUTIVE.

         4.1. During the term of this Agreement, the Company shall pay Executive a salary (the "Base Salary") of Two Hundred Forty One Thousand Five Hundred Dollars ($241,500) per year, payable in regular periodic payments in accordance with Company policy. Such salary shall be prorated for any partial year of employment on the basis of a 365-day year."

         IN WITNESS WHEREOF, the Parties have executed this Amendment No. 4 as of the date first above written.

                                       The Company:

                                       Cypros Pharmaceutical Corporation,
                                          a California corporation


                                       By:         /s/ David W. Nassif
                                           ------------------------------------
                                                     David W. Nassif
                                       Senior Vice President and Chief Financial
                                       Officer

                                       Executive:

                                                    Paul J. Marangos
                                           ------------------------------------
                                                    Paul J. Marangos